UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 11, 2007
Date of Report (Date of earliest event reported)

Avantogen Oncology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-55254-28	87-0438641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2121 Avenue of the Stars, Suite 2550, Los Angeles, California 90067
(Address of Principal Executive Offices) (Zip Code)

310-277-2077
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2007, Richard Opara, M.D., Joseph Boystak and Nigel Rulewski, three of the registrant’s five directors, resigned.

In his letter of resignation dated January 11, 2007 (the “Letter”), Mr. Boystak indicated that he had deep concerns about various matters involving the registrant, including corporate governance, business strategy, the lack of financial resources, the registrant’s ability to execute on its plans and possibly satisfy its reporting requirements and the inability of the registrant’s executive management and Board of Directors to reach a consensus on a retention plan to allow the registrant to continue to pursue various strategic alternatives and funding options. Other than the issues raised in the Letter, there were no stated disagreements with the registrant on any matter relating to the registrant’s operations, policies or practices which led to the resignations of the three directors. The Letter is filed as Exhibit 17.1 to this Form 8-K and is incorporated into this Item 5.02 by reference. The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

The registrant has provided Mr. Boystak with a copy of the disclosures it is making in response to this Item 5.02 and has provided him with an opportunity to furnish to the registrant a letter addressed to the registrant stating whether he agrees with the statements made by the registrant in response to this Item 5.02 and, if not, stating the respects in which he does not agree. Mr. Boystak has indicated in a January 18, 2007 letter to the registrant that he agrees with the statements made by the registrant in this Form 8-K. A copy of such letter is filed as Exhibit 17.2 to this Form 8-K and is incorporated into this Item 5.02 by reference. The foregoing description of this letter does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

17.1 Letter from Joseph Boystak dated January 11, 2007.

17.2 Letter from Joseph Boystak dated January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantogen Oncology, Inc.

By:	/s/ Christopher Nowers
Christopher Nowers
Chief Executive Officer

Date: January 18, 2007

EXHIBIT INDEX

17.1 Letter from Joseph Boystak dated January 11, 2007.

17.2 Letter from Joseph Boystak dated January 18, 2007.